As filed with the Securities and Exchange Commission on August 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21462
Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Address of principal executive offices) (Zip code)
David J. Schulte
10801 Mastin Blvd., Suite 222, Overland Park, KS 66210
(Name and address of agent for service)
913-981-1020
Registrant’s telephone number, including area code
Date of fiscal year end: November 30
Date of reporting period: May 31, 2005

Item 1. Report to Stockholders.

Company at a Glance
•	A pioneering closed-end investment company investing primarily in equity securities of Master Limited Partnerships (“MLPs”) operating energy infrastructure assets

•	Objectives: Yield, Growth, Quality
About Master Limited Partnerships
MLPs are limited partnerships whose interests are traded in the form of units on public exchanges such as the New York Stock Exchange, the NASDAQ and the American Stock Exchange. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs on the market, mostly in industries related to energy, natural resources, and real estate.
Tortoise Energy Infrastructure Corporation’s Investment Objective: Yield, Growth and Quality
Tortoise Energy invests primarily in MLPs in the energy infrastructure sector. Our goal is to provide our stockholders with a high level of total return with an emphasis on current distributions paid to stockholders and dividend growth. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas, and refined products from production points to the end users. Our investments are primarily in midstream and pipeline operations, which produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing dividend stream for our investors.
A Tortoise Energy Investment Versus a Direct Investment in MLPs
The Company provides its stockholders with an efficient alternative to investing directly in MLPs. A direct investment in an MLP offers the opportunity to receive an attractive distribution that is approximately 80% tax deferred with a low correlation to stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Energy is structured as a C Corporation— accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.
Additional features of Tortoise Energy include:
•	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

•	A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

•	The ability to access investment grade credit markets to enhance the portfolio size and dividend rate, and

•	Access to direct placements and other investments not available through the public markets.

July 29, 2005
Dear Fellow Stockholders,
We are pleased to submit to you our report for Tortoise Energy Infrastructure Corporation for the quarter ended May 31, 2005. Since the last report, we raised an additional $90 million of investment funds through the issuance of Tortoise Notes and Money Market Preferred Stock. As of May 31, 2005, total assets of Tortoise Energy were approximately $671 million.
Tortoise Energy paid its second dividend for fiscal year 2005 of $0.445 per share to stockholders on June 1, 2005. This increase was due to the successful investment of the Tortoise Notes offering proceeds, and growth in the distributions we received from MLPs. We continue to expect that a significant portion of dividends paid in 2005 will be treated as return of capital for income tax purposes.
Calculation of Distributable Cash Flow (“DCF”)(1)

	Q3 2004	Q4 2004	Q1 2005	Q2 2005

Distributions received from MLPs	$4,609,442	$7,273,590	$7,642,832	$8,546,046
Plus: Stock dividend	537,548	633,690	1,001,416	1,050,924
Interest and dividend income	337,638	237,239	297,857	346,928

Total from investments	$5,484,628	$8,144,519	$8,942,105	$9,943,898
Net operating expenses(2)	(1,072,871)	(2,468,641)	(2,478,064)	(3,414,882)

Distributable cash flow	$4,411,757	$5,675,878	$6,464,041	$6,529,016

Shares outstanding	12,644,882	12,684,154	14,744,095	14,787,324
Dividend per share	$0.34	$0.43	$0.44	$0.445
Dividend as a % of DCF	97.5%	96.1%	100.4%	100.8%

(1)	For complete financial information refer to the financial statements and footnotes included in this report.

(2)	Current and anticipated operating expenses for the period, including leverage costs, less the expense reimbursement and waiver from the adviser.
Investment Review
Since inception to May 31, 2005, we have invested $183 million in 12 separate direct placements. Subsequent to quarter end, Tortoise Energy completed two direct purchases from MLP issuers. Tortoise Energy purchased 500,000 common units of K-Sea Transportation Partners L.P. for a purchase price of approximately $ 16 million. K-Sea will use the proceeds to repay indebtedness incurred in connection with the acquisition of vessels from Bay Gulf Trading, and also for fleet expansion projects. K-Sea Transportation is a provider of refined petroleum products marine transportation, distribution and logistics services in the northeastern United States and the Gulf of Mexico.
Tortoise Energy also purchased approximately $5,350,000 of Senior Subordinated Units of Crosstex Energy, L.P. The Senior Subordinated Units were purchased at $33.44 each, and convert to Common Units (on a one-for-one basis) on February 24, 2006. Until their conversion to Common Units, the Senior Subordinated Units will receive no distributions from the Partnership. The proceeds will fund the construction of Crosstex’s North Texas Pipeline. Crosstex is a mid-stream natural gas company headquartered in Dallas, Texas.

MLP Overview and Investment Outlook
We continue to believe that MLPs offer a relatively low risk investment, due to the critical role of energy infrastructure to the U.S. economy. Overall positive performance in the MLP sector for the first half of 2005 was driven by:
•	Strong distribution growth fueled by solid earnings despite volatility in energy commodity prices;

•	Increased flow of funds into the sector, driven by increased demand for safe investments with attractive yields, and

•	Contributions from accretive acquisitions.
We look for these trends to continue to contribute to growth in distributions for the remainder of the year.
Financing Activity
In late April 2005, Tortoise Energy issued $55 million of Tortoise Notes, rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Services, Inc. and Fitch Ratings, respectively. We entered into an interest rate swap arrangement to hedge our interest payment obligations on these Tortoise Notes through April 2014. We also used favorable market conditions to extend our interest rate swap arrangements with respect to outstanding Series A and Series B Tortoise Notes ($110mm aggregate principal amount) through June 2011.
After quarter ending May 31, 2005, Tortoise Energy successfully completed an offering of Series II Money Market Cumulative Preferred Shares (Series II MMP Shares) raising a total of $35 million before fees and expenses of the transaction. The Series II MMP Shares were rated ‘Aa2’ and ‘AA’ by Moody’s Investors Services, Inc. and Fitch Ratings, respectively. After the closing of this last offering of Preferred Stock, total assets were approximately $745 million.
In Conclusion
With the strength of the energy infrastructure sector and the innovative investment structure pioneered by Tortoise Capital Advisors, we believe Tortoise Energy is well positioned to deliver Yield, Growth and Quality to its stockholders. We will communicate with you regularly through quarterly reports, conference calls and press releases. In addition, we invite you to visit our website at www.tortoiseenergy.com for the latest updates.
Sincerely,
The Managers of
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
Steady Wins™

Summary Financial Information

Period Ended
May 31, 2005
Market value per share	$28.33
Net asset value per share	27.75
Total net assets	410,284,465
Unrealized appreciation before deferred taxes	53,229,854
After taxes	31,282,124
Net investment loss	(1,655,204)
Total realized gain	2,433,470
Total return (based on market value)	8.02%
Ratio of expenses to average net assets(1)	2.40%
Ratio of expenses to average net assets, excluding interest and auction agent fees(2)	1.43%

(1)	Annualized. Represents expenses, after fee reimbursement.

(2)	Annualized. Represents expenses, after fee reimbursement, excluding interest and auction agent fees.

Schedule of Investments(Unaudited)

	May 31, 2005
	Shares	Value
Common Stock — 0.63% +

Natural Gas Gathering/Processing — 0.63% +
Crosstex Energy, Inc. (Cost $2,263,977)	56,536	$2,587,087

Master Limited Partnerships — 153.45% +

Coal— 1.88% +
Natural Resource Partners, L.P.	132,800	7,724,976

Shipping— 1.02% +
K-Sea Transportation Partners, L.P.	71,300	2,374,290
U.S. Shipping Partners, L.P.	2,000	51,200
Teekay LNG Partners, L.P.	67,200	1,772,064

		4,197,554

Crude/Refined Products Pipelines— 99.35% +
Buckeye Partners, L.P.	641,282	28,537,049
Enbridge Energy Partners, L.P.	419,200	21,626,528
Enbridge Energy Partners, L.P. ^	501,300	24,247,881
Holly Energy Partners, L.P.	427,070	17,381,749
Kaneb Pipe Line Partners, L.P.	414,500	25,421,285
Kinder Morgan Management, LLC #	1,390,743	61,985,416
Magellan Midstream Partners, L.P.	1,683,274	52,888,469
Magellan Midstream Partners, L.P. ^	521,739	15,213,909
Pacific Energy Partners, L.P.	656,500	20,417,150
Plains All American Pipeline, L.P.	794,100	33,534,843
Plains All American Pipeline, L.P. ^	486,855	20,253,168
Sunoco Logistics Partners, L.P.	934,625	34,721,319
TEPPCO Partners, L.P.	812,245	33,586,331
Valero, L.P.	294,700	17,817,562

		407,632,659

Natural Gas/Natural Gas Liquid Pipelines— 13.41%+
Enterprise Products Partners, L.P.	1,852,300	47,604,110
Northern Border Partners, L.P.	155,200	7,387,520

		54,991,630

Natural Gas Gathering/Processing— 23.76% +
Copano Energy, LLC	91,950	2,744,708
Energy Transfer Partners, L.P.	1,804,600	57,007,314
Hiland Partners, L.P.	36,548	1,279,180
Markwest Energy Partners, L.P.	226,100	10,898,020
Markwest Energy Partners, L.P. ^	579,710	25,565,211

		97,494,433

Schedule of Investments(Unaudited)
(Continued)

	May 31, 2005
	Shares	Value

Propane Distribution— 14.03%*
Inergy, L.P.	1,732,220	$54,253,130
Inergy, L.P.^	118,414	3,285,988

		57,539,118

Total Master Limited Partnerships (Cost $498,088,636)		629,580,370

	Principal
	Amount

Promissory Notes— 1.71%*

Shipping— 1.71%*
K-Sea Transportation Partners L.P. — Unregistered, 8.320%, Due 03/31/2009 (Cost $7,018,741)^ @	$7,106,259	7,018,741

	Shares

Short Term Investments— 5.69% +

First American Prime Obligations Money Market Fund — Class Z	11,665,034	11,665,034
First American Treasury Obligations Money Market Fund — Class Z	11,665,034	11,665,034

Total Short-Term Investments (Cost $23,330,068)		23,330,068

Total Investments— 161.48% + (Cost $530,701,422)		662,516,266
Auction Rate Senior Notes— (40.22%) +		(165,000,000)
Interest Rate Swap Contracts— (0.50%) +
$165,000,000 notional— Unrealized Depreciation		(2,045,510)

Liabilities in Excess of Other Assets— (12.23%) +		(50,186,291)

Preferred Shares at Redemption Value— (8.53%) +		(35,000,000)

Total Net Assets Applicable to Common Stockholders— 100. 00% +		$410,284,465

Footnotes and Abbreviations

+	Calculated as a percentage of net assets.

^	Fair valued securities represent a total market value of $95,584,898 which represents 23.30% of net assets.

#	Security distributions are paid in kind.

@	Security is a variable rate instrument. Interest rate is as of May 31, 2005.
See Accompanying Notes to the Financial Statements.

Statement of Assets & Liabilities (Unaudited)

May 31, 2005
Assets
Investments at value (cost $530,701,422)	$662,516,266
Cash	5,642,583
Receivable for Adviser reimbursement	252,337
Receivable for investments sold	59,092
Interest and dividend receivable	106,528
Prepaid expenses and other assets	2,821,896

Total assets	671,398,702

Liabilities
Payable to Adviser	1,042,262
Dividend payable on common shares	6,580,360
Dividend payable on preferred shares	16,280
Accrued expenses and other liabilities	491,478
Unrealized depreciation on interest rate swap contracts	2,045,510
Deferred tax liability	50,938,347
Auction rate senior notes payable:
Series A, due July 15, 2044	60,000,000
Series B, due July 15, 2044	50,000,000
Series C, due April 10, 2045	55,000,000

Total liabilities	226,114,237

Preferred Shares
$25,000 liquidation value per share applicable to 1,400 outstanding shares (7,500 shares authorized)	35,000,000

Net assets applicable to common stockholders	$410,284,465

Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 14,787,324 shares issued and outstanding (100,000,000 shares authorized)	$14,787
Additional paid-in capital	330,617,461
Accumulated net investment loss, net of deferred tax benefit	(1,898,492)
Undistributed realized gain, net of deferred tax expense	2,399,443
Net unrealized gain on investments and interest rate swap contracts, net of deferred tax expense	79,151,266

Net assets applicable to common stockholders	$410,284,465

Net Asset Value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$27.75

See Accompanying Notes to the Financial Statements.

Statement of Operations (Unaudited)

Six Months Ended
May 31, 2005
Investment Income
Distributions received from master limited partnerships	$16,188,878
Less: return of capital on distributions	(14,734,460)

Distribution income from master limited partnerships	1,454,418
Dividends from money market mutual funds	314,919
Interest	329,866

Total Investment Income	2,099,203

Expenses
Advisory fees	2,917,155
Professional fees	168,773
Administrator fees	201,013
Directors’ fees	30,400
Custodian fees and expenses	34,678
Reports to stockholders	94,035
Registration fees	26,283
Fund accounting fees	30,749
Stock transfer agent fees	5,860
Other expenses	63,449

Total Expenses before Interest Expense and Auction Agent Fees	3,572,395

Interest expense on auction rate senior notes	1,779,549
Auction agent fees	166,968

1,946,517

Total Expenses	5,518,912

Less expense reimbursement by Adviser	(706,259)

Net Expenses	4,812,653

Net Investment Loss, before Deferred Tax Benefit	(2,713,450)
Deferred tax benefit	1,058,246

Net Investment Loss	(1,655,204)

Statement of Operations (Unaudited)
(Continued)

Six Months Ended
May 31, 2005
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	$4,512,108
Net realized loss on interest rate swap contracts	(522,813)

Net realized gain, before deferred tax expense	3,989,295
Deferred tax expense	(1,555,825)

Net realized gain on investments and interest rate swap settlements	2,433,470

Net unrealized appreciation of investments	53,229,854
Net unrealized depreciation of interest rate swap contracts	(1,836,980)

Net unrealized gain, before deferred tax expense	51,392,874
Deferred tax expense	(20,110,750)

Net unrealized appreciation of investments and interest rate swap contracts	31,282,124

Net Realized and Unrealized Gain on Investments	33,715,594

Dividends to Preferred Stockholders	(506,214)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$31,554,176

See Accompanying Notes to the Financial Statements.

Statement of Changes in Net Assets

		Period from
	Six Months	February 27, 2004(1)
	Ended	through
	May 31, 2005	November 30, 2004
	(Unaudited)
Operations
Net investment loss	$(1,655,204)	$(243,288)
Net realized gain (loss) on investments and interest rate swap settlements	2,433,470	(34,027)
Net unrealized appreciation of investments and interest rate swap contracts	31,282,124	47,869,142
Dividends to preferred stockholders	(506,214)	(152,568)

Net increase in net assets applicable to common stockholders resulting from operations	31,554,176	47,439,259

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(13,067,813)	(12,278,078)

Total dividends to common stockholders	(13,067,813)	(12,278,078)

Capital Share Transactions
Proceeds from initial public offering of 11,000,000 common shares	—	275,000,000
Proceeds from issuance of 1,600,000 common shares in connection with exercising an overallotment option granted to underwriters of the initial public offering	—	40,000,000
Proceeds from secondary offering of 1,755,027 common shares	47,999,988	—
Proceeds from issuance of 263,254 common shares in connection with exercising an overallotment option granted to underwriters of the secondary offering	7,199,997	—
Underwriting discounts and offering expenses associated with the issuance of common shares	(2,443,688)	(14,705,165)
Underwriting discounts and offering expenses associated with the issuance of preferred shares	157,715	(725,000)
Issuance of 84,889 and 61,107 common shares from reinvestment of dividend distributions to stockholders, respectively	2,331,547	1,453,105

Net increase in net assets, applicable to common stockholders, from capital share transactions	55,245,559	301,022,940

Total increase in net assets applicable to common stockholders	73,731,922	336,184,121
Net Assets
Beginning of period	336,552,543	368,422

End of period	$410,284,465	$336,552,543

Accumulated net investment loss, net of deferred tax benefit, at the end of period	$(1,898,492)	$(243,288)

(1)	Commencement of Operations.
See Accompanying Notes to the Financial Statements.

Statement of Cash Flows (Unaudited)

Six Months Ended
May 31, 2005
Cash Flows from Operating Activities
Distributions received from master limited partnerships	$16,188,878
Interest and dividend income received	552,344
Purchases of long-term investments	(107,023,840)
Proceeds from sale of long-term investments	20,157,193
Net purchases of short-term investments	(20,120,742)
Payments for interest rate swap contracts	(522,813)
Interest expense paid	(2,036,481)
Operating expenses paid	(2,963,222)

Net cash used in operating activities	(95,768,683)

Cash Flows from Financing Activities
Issuance of common stock	55,199,985
Issuance of auction rate senior notes payable	55,000,000
Common and preferred stock issuance costs	(2,164,703)
Debt issuance costs	(760,344)
Dividends paid to preferred stockholders	(532,420)
Dividends paid to common stockholders	(9,610,092)

Net cash provided by financing activities	97,132,426

Net increase in cash	1,363,743
Cash — beginning of period	4,278,840

Cash — end of period	$5,642,583

Statement of Cash Flows (Unaudited)
(Continued)

Six Months Ended
May 31, 2005
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$31,554,176
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Purchases of long-term investments, net of return of capital adjustments	(92,289,380)
Proceeds from sales of long-term investments	20,157,193
Purchases of short-term investments, net	(20,120,742)
Deferred income taxes	20,608,329
Net unrealized appreciation on investments and interest rate swap contracts	(51,392,874)
Realized gains on investments and interest rate swap contracts	(3,989,295)
Accretion of discount on investments	(9,943)
Amortization of debt issuance costs	22,626
Dividends to preferred stockholders	506,214
Changes in operating assets and liabilities:
Increase in receivable for investments sold	(59,092)
Increase in interest and dividend receivable	(82,497)
Increase in prepaid expenses and other assets	(954,837)
Increase in payable to Adviser, net of expense reimbursement	(216,627)
Decrease in accrued expenses and other liabilities	498,066

Total adjustments	(127,322,859)

Net cash used in operating activities	$(95,768,683)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$2,331,547

See Accompanying Notes to the Financial Statements.

Financial Highlights

		Period from
	Six Months	February 27, 2004(1)
	Ended	through
	May 31, 2005	November 30, 2004
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$26.53	$—
Public offering price	—	25.00
Underwriting discounts and offering costs on initial public offering	—	(1.17)
Underwriting discounts and offering costs on issuance of preferred shares	—	(0.06)
Premiums and underwriting discounts and offering costs on secondary offering (7)	—	—
Income (loss) from Investment Operations:
Net investment loss	(0.11)	(0.03)
Net realized and unrealized gain on investments	2.25	3.77

Total increase from investment operations	2.14	3.74

Less Dividends to Preferred Stockholders:
Net investment income	—	—
Return of capital	(0.03)	(0.01)

Total dividends to preferred stockholders	(0.03)	(0.01)

Less Dividends to Common Stockholders:
Net investment income	—	—
Return of capital	(0.89)	(0.97)

Total dividends to common stockholders	(0.89)	(0.97)

Net Asset Value, end of period	$27.75	$26.53

Per common share market value, end of period	$28.33	$27.06
Total Investment Return Based on Market Value (3)	8.02%	12.51%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$410,284	$336,553
Ratio of expenses to average net assets before waiver: (4)(6)(8)	2.75%	2.01%
Ratio of expenses to average net assets after waiver: (4)(6)(8)	2.40%	1.73%
Ratio of expenses, without regard to non-recurring organizational expenses, to average net assets before waiver: (4)(6)(8)	2.75%	1.90%
Ratio of expenses, without regard to non-recurring organizational expenses, to average net assets after waiver: (4)(6)(8)	2.40%	1.62%

Financial Highlights
(Continued)

		Period from
	Six Months	February 27, 2004(1)
	Ended	through
	May 31, 2005	November 30, 2004
	(Unaudited)
Ratio of net investment loss to average net assets before waiver: (4)(6)	(1.17)%	(0.45)%
Ratio of net investment loss to average net assets after waiver: (4)(6)	(0.82)%	(0.17)%
Portfolio turnover rate	3.51%	1 .39%
Tortoise Auction Rate Senior Notes, end of period (000’s)	$165,000	$110,000
Tortoise Preferred Shares, end of period (000’s)	$35,000	$35,000
Per common share amount of borrowings outstanding at end of period	$11.16	$8.67
Per common share amount of net assets, excluding borrowings, at end of period	$38.91	$35.21
Asset coverage, per $1,000 of principal amount of auction rate senior notes
Series A	$3,699	$4,378
Series B	$3,699	$4,378
Series C	$3,699	$—
Asset coverage, per $25,000 liquidation value per share of preferred shares	$318,060	$265,395
Asset coverage ratio of auction rate senior notes(5)	370%	438%

(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	Represents value of total assets less all liabilities and indebtedness not represented by Auction rate senior notes and MMP shares at the end of the period divided by Auction rate senior notes outstanding at the end of the period.

(6)	The expense ratios and net investment ratios do not reflect the effect of dividend payments to preferred stockholders.

(7)	The amount is less than $0.01 per share, and represents the premium on the secondary offering of $0.14 per share, less the underwriting discounts and offering costs of $0.14 per share.

(8)	The ratios of expenses to average net assets do not include deferred income taxes. Had deferred income taxes been incorporated, the expense ratios would have been as follows:

	2005	2004

Before waiver	2.22%	1.94%
After waiver	1.87%	1.66%
See Accompanying Notes to the Financial Statements.

Notes to Financial Statements (Unaudited)
May 31, 2005
1. Organization
Tortoise Energy Infrastructure Corporation (the “Company”) was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYG”.
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

Notes to Financial Statements (Unaudited)
(Continued)
The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions are not known until after the fiscal year-end of the Company.
For the period from February 27, 2004 (commencement of operations) through November 30, 2004, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. Previously, the Company had estimated approximately 18% as investment income and approximately 82% as return of capital.
Subsequent to November 30, 2004, the Company adjusted the amount of investment income and return of capital it recognized based on the 2004 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $2.2 million ($1.3 million net of deferred tax benefit), and corresponding increase in unrealized appreciation of investments for the period from December 1, 2004 through May 31, 2005. The reclassification is reflected in the accompanying financial statements.
D. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The character of dividends to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the periods ended May 31, 2005 and November 30, 2004, the Company’s dividend, for book purposes, was comprised entirely of return of capital as a result of the net investment loss incurred by the Company in each reporting period. For the period ended November 30, 2004, for tax purposes, the Company determined the current dividend to common stockholders is also comprised of 100% return of capital.

Notes to Financial Statements (Unaudited)
(Continued)
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28 day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.
E. Federal Income Taxation
The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
F. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.
G. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations.

Notes to Financial Statements (Unaudited)
(Continued)
H. Indemnifications
Under the Company’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on current dividends paid to its stockholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) (“Managed Assets”), in exchange for the investment advisory services provided. For the period following the commencement of the Company’s operations through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending February 28, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

Notes to Financial Statements (Unaudited)
(Continued)
The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company’s Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $45,000.
U.S. Bank N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company’s Managed Assets and 0.01% on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $4,800.
5. Income Taxes
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2005 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$5,962,229
Organization costs	72,794

6,035,023

Deferred tax liabilities:
Unrealized gains on investment securities and interest rate swap contracts	50,618,068
Basis reduction of investment in MLPs	6,355,302

56,973,370

Total net deferred tax liability	$50,938,347

For the period from December 1, 2004 to May 31, 2005, the components of income tax expense include $18,494,654 and $2,113,675 for deferred federal and state income taxes (net of federal tax benefit), respectively. For the fiscal year ended November 30, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,786,000. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ending November 30, 2024.

Notes to Financial Statements (Unaudited)
(Continued)
Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:

Application of statutory income tax rate	$18,434,052
State income taxes, net of federal tax benefit	2,106,749
Other, net	67,528

Total	$20,608,329

At May 31, 2005, the cost basis of investments for federal income tax purposes was $514,405,776 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$148,110,490
Gross unrealized depreciation	—

Net unrealized appreciation	$148,110,490

6. Investment Transactions
For the period ended May 31, 2005, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $107,023,840 and $20,216,285 (excluding short-term debt securities and interest rate swaps), respectively.
7. Auction Rate Senior Notes
The Company has issued $60,000,000, $50,000,000, and $55,000,000 aggregate principal amount of auction rate senior notes Series A, Series B, and Series C, respectively (collectively, the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044 for Series A and Series B, and April 10, 2045 for Series C. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A, Series B, and Series C as of May 31, 2005 were 3.40%, 3.44%, and 3.35%, respectively. The weighted average interest rates for Series A, Series B, and Series C for the period from December 1, 2004 through May 31, 2005, were 2.97%, 2.99%, and 3.38%, respectively. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A and Series B, and 7 days for Series C. The Notes will not be listed on any exchange or automated quotation system.

Notes to Financial Statements (Unaudited)
(Continued)
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
8. Preferred Shares
The Company has 7,500 authorized preferred shares, of which 1,400 shares (MMP Shares) are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of May 31, 2005 was 3.45%. The weighted average dividend rate for the period from December 1, 2004 through May 31, 2005, was 3.12%. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25%. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

Notes to Financial Statements (Unaudited)
(Continued)
9. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of May 31, 2005, were as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by the	Received by	Appreciation/
Counterparty	Date	Amount	Company	the Company	(Depreciation)

U.S. Bank, N.A.	7/10/2007	$60,000,000	3.54%	1 month U.S. Dollar LIBOR	$389,664
U.S. Bank, N.A*	7/10/2011	60,000,000	4.63%	1 month U.S. Dollar LIBOR	(776,012)
U.S. Bank, N.A.	7/17/2007	50,000,000	3.56%	1 month U.S. Dollar LIBOR	320,448
U.S. Bank, N.A*	7/17/2011	50,000,000	4.64%	1 month U.S. Dollar LIBOR	(651,695)
U.S. Bank, N.A.	5/01/2014	55,000,000	4.54%	1 week U.S. Dollar LIBOR	(1,327,915)

					$(2,045,510)

*	The Company has entered into additional interest rate swap contracts for Series A and Series B notes with settlements commencing on 7/10/2007 and 7/17/2007, respectively.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.

Notes to Financial Statements (Unaudited)
(Continued)
10. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 14,787,324 common shares outstanding at May 31, 2005. Transactions in common shares for the period February 27, 2004 to November 30, 2004 and from December 1, 2004 to May 31, 2005, were as follows:

Shares at February 27, 2004	23,047
Shares sold through initial public offering and exercise of over allotment options	12,600,000
Shares issued through reinvestment of dividends	61,107

Shares at November 30, 2004	12,684,154
Shares sold through secondary offering and exercise of over allotment options	2,018,281
Shares issued through reinvestment of dividends	84,889

Shares at May 31, 2005	14,787,324

11. Subsequent Events
On June 1, 2005 the Company paid a dividend in the amount of $0.445 per share, for a total of $6,580,360. Of this total, the dividend reinvestment amounted to $1,228,447.
The Company issued $35,000,000 of Series II Money Market Cumulative Preferred shares. The issuance closed in July 2005.

Additional Information (Unaudited)
Stockholder Proxy Voting Results
The Annual Meeting of stockholders was held on April 15, 2005. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:
1.	To elect Conrad S. Ciccotello as Director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.

No. of Shares
Affirmative	14,117,457
Withhold	414,746
TOTAL	14,532,203
Charles E. Heath and Terry C. Matlack continued as directors and their terms expire on the date of the 2006 annual meeting of stockholders and John R. Graham and H. Kevin Birzer continued as directors and their terms expire on the date of the 2007 annual meeting of stockholders.

2.	To grant the Company the authority to sell a limited number of its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders of Record

No. of Recordholders
Affirmative	47
Against	1
Abstain	4
TOTAL	52
Vote of Common Stockholders and Preferred Stockholders voting together as separate class

No. of Shares
Affirmative	3,200,966
Against	1,293,341
Abstain	87,422
Broker Non-votes	9,950,394
TOTAL	14,532,123
3.	To ratify the selection of Ernst & Young LLP as independent registered certified public accountants of the Company for its fiscal year ending November 30, 2005.

No. of Shares
Affirmative	14,102,577
Against	394,485
Abstain	35,061
TOTAL	14,532,123

Additional Information (Unaudited)
(Continued)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise Energy’s actual results are the performance of the portfolio of stocks held by Tortoise Energy, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of Tortoise Energy will trade in the public markets and other factors discussed in Tortoise Energy’s periodic filings with the Securities and Exchange Commission.
Proxy Voting Policies
A description of the policies and procedures that Tortoise Energy uses to determine how to vote proxies relating to portfolio securities owned by Tortoise Energy and information regarding how Tortoise Energy voted proxies relating to the portfolio of securities during the period ended June 30, 2004 is available to stockholders (i.e., without charge, upon request) (i) by calling Tortoise Energy at (913) 981-1020 or toll-free at 1-888-728-8784; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at 1-888-728-8784 or by visiting the U.S. Securities and Exchange Commission’s website at www.sec.gov. In addition, you may review and copy the Company’s Forms N-Q at the Commissions Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
p: (913) 981-1020
f: (913) 981-1021
www.tortoiseadvisors.com
Executive Management of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise Energy Infrastructure
Corporation
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent
ADMINISTRATOR
U.S. Bancorp Fund Services, L.L.C.
615 East Michigan Street
Milwaukee, Wl 53202
TRANSFER AGENT
Computershare Investor Services, L.L.C.
2 North LaSalle Street
Chicago, IL 60602
CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202
LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Kansas City Place
1200 Main Street
Kansas City, MO 64105
TOLL FREE TELEPHONE NUMBER
1-888-728-8784
WEBSITE
www.tortoiseenergy.com
CORPORATE ADDRESS
Tortoise Energy Infrastructure
Corporation
10801 Mastin Boulevard, Suite 222
Overland Park, KS 66210
(913) 981-1020
STOCK SYMBOL
Listed NYSE Symbol : TYG
STOCKHOLDER COMMUNICATION
AND ASSISTANCE
(913) 981-1020
www.tortoiseenergy.com
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
A.	Not applicable for semi-annual reports.

B.	None.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

(d)
Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #1 12/1/04-12/31/04	0	0	0	0
Month #2 1/1/05-1/31/05	0	0	0	0
Month #3 2/1/05-2/28/05	0	0	0	0

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				(d)
				Maximum Number
			(c)	(or Approximate
			Total Number of	Dollar Value) of
			Shares (or Units)	Shares (or Units)
	(a)		Purchased as Part	that May Yet Be
	Total Number of	(b)	of Publicly	Purchased Under
	Shares (or Units)	Average Price Paid	Announced Plans	the Plans or
Period	Purchased	per Share (or Unit)	or Programs	Programs
Month #4 3/1/05-3/31/05	0	0	0	0
Month #5 4/1/05-4/30/05	0	0	0	0
Month #6 5/1/05-5/31/05	0	0	0	0
Total	0	0	0	0
Item 10. Submission of Matters to a Vote of Security Holders.
No such applicable matters were voted on during the period covered by this report.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d)) that occurred during the Registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tortoise Energy Infrastructure Corporation

By (Signature and Title)*	/s/ David J. Schulte

David J. Schulte, President

Date August 5, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/	David J. Schulte

David J. Schulte, President

Date August 5, 2005

By (Signature and Title)*	/s/	Terry C. Matlack, Treasurer

Terry C. Matlack, Treasurer
Date August 5, 2005

* Print the name and title of each signing officer under his or her signature.

3